UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):January 13, 2004

Capital Senior Living Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13445	75-2678809

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14160 Dallas Parkway, Suite 300, Dallas, Texas		75254

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (972) 770-5600

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.
Item 9. Regulation FD Disclosure.
SIGNATURES
INDEX TO EXHIBITS
EX-99.1 Risk Factors Related to the Business
EX-99.2 Revised Slideshow Presentation

Item 5. Other Events and Regulation FD Disclosure.

     Capital Senior Living Corporation, a Delaware corporation (the “Company”), is hereby filing a description of risk factors related to the Company’s business, which is attached hereto as Exhibit 99.1. This information should be read in conjunction with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2003, June 30, 2003, and September 30, 2003, respectively, and any Current Reports on Form 8-K that have been filed by the Company. None of the information in any such reports has been updated to reflect any of the information contained in Exhibit 99.1 and the Company assumes no obligation to update or supplement any forward-looking statements contained in any such reports or any forward-looking statements contained in any of the information contained in Exhibit 99.1 that become untrue because of new information, subsequent events or otherwise.

     This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are identified by words such as “may,” “will,” “expect,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations thereon or comparable terms. We caution readers that forward-looking statements, including, without limitation, those relating to our future business prospects, revenues, working capital, liquidity, capital needs, interest costs and income, are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements, due to several important factors. These factors include our ability to find suitable acquisition properties at favorable terms, financing, licensing, business conditions, risks of downturns in economic conditions generally, satisfaction of closing conditions such as those pertaining to licensure, availability of insurance at commercially reasonable rates, and changes in accounting principles and interpretations among others, and other risks and factors identified from time to time in our reports filed with the Securities and Exchange Commission. We are not obligated to update or revise these forward-looking statements to reflect new events or circumstances.

Item 9. Regulation FD Disclosure.

     Attached hereto as Exhibit 99.2 is a revised slideshow presentation of the Company. By filing this Current Report on Form 8-K, the Company does not acknowledge that disclosure of this information is required by Regulation FD or that the information was material or non-public before the disclosure. The Company assumes no obligation to update or supplement forward-looking statements in this slideshow that become untrue because of new information, subsequent events or otherwise.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL SENIOR LIVING CORPORATION

Date: January 13, 2004	By:	/s/ David R. Brickman

	Name: Title:	David R. Brickman Vice President and General Counsel

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INDEX TO EXHIBITS

Exhibit No.	Exhibit Name

99.1	Risk factors related to the business of Capital Senior Living Corporation

99.2	Capital Senior Living Corporation revised slideshow presentation

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